UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21357
                                  ------------

                FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                ------------------------------------------------
               Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         ---------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000
                                                    --------------

Date of fiscal year end: 03/31
                         -----

Date of reporting period: 03/31/08
                          --------


ITEM 1. REPORTS TO STOCKHOLDERS.

                                    [PHOTO]

                                                                  MARCH 31, 2008

         ANNUAL REPORT                          INCOME

                               FRANKLIN TEMPLETON
                         LIMITED DURATION INCOME TRUST

                                    [PHOTO]

                               FRANKLIN TEMPLETON
                                  INVESTMENTS

                        Franklin - Templeton - Mutul Series

Contents

ANNUAL REPORT
Franklin Templeton Limited Duration Income Trust ...................   1
Performance Summary ................................................   7
Annual Shareholders' Meeting .......................................   8
Dividend Reinvestment Plan .........................................   9
Financial Highlights and Statement of Investments ..................  12
Financial Statements ...............................................  24
Notes to Financial Statements ......................................  27
Report of Independent Registered Public Accounting Firm ............  36
Tax Designation ....................................................  37
Board Members and Officers .........................................  38
Shareholder Information ............................................  43

Annual Report

Franklin Templeton
Limited Duration Income Trust

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Templeton Limited Duration Income Trust seeks to provide high, current income, with a secondary objective of capital appreciation to the extent it is possible and consistent with the Fund's primary objective, through a portfolio consisting primarily of high yield corporate bonds, floating rate bank loans and mortgage- and other asset-backed securities.

Dear Shareholder:

This annual report for Franklin Templeton Limited Duration Income Trust covers the fiscal year ended March 31, 2008.

PERFORMANCE OVERVIEW

For the year under review, Franklin Templeton Limited Duration Income Trust had cumulative total returns of -2.83% based on net asset value and -16.64% based on market price. Net asset value decreased from $14.24 per share on March 31, 2007, to $12.85 at period-end, and the market price fell from $14.27 to $10.94 over the same time. You can find the Fund's performance data in the Performance Summary on page 7.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 13.

                               1 | Annual Report

PORTFOLIO BREAKDOWN

Based on Total Investments as of 3/31/08*

[BAR GRAPH]

Floating Rate Loans                                                 37.6%
High Yield Corporate Bonds                                          28.7%
Mortgage-Backed Securities                                          22.9%
Other Asset-Backed Securities                                        4.9%
Foreign Government & Agency Securities                               3.9%
Short-Term Investments & Other Net Assets                            2.0%

----------
*Total investments include long-term and short-term investments and other net assets excluding preferred stock issued by the Fund.


ECONOMIC AND MARKET OVERVIEW

The U.S. economy slowed during the 12 months ended March 31, 2008, as gross domestic product (GDP) growth decelerated sharply and registered an annualized rate of 0.6% in the fourth quarter of 2007 and first quarter of 2008. This was a significant change from the third quarter's fairly robust 4.9% annualized growth, which was the highest in more than seven years. A softening labor market, tighter credit conditions and ongoing housing market weakness rattled consumer confidence and hurt consumer spending. These factors as well as upward inflationary pressures from rising food, energy and commodity prices, and a weaker dollar significantly weighed on the overall economy.

Volatile oil prices reached a historical high in March, topping $110 per barrel before retreating to $102 by period-end. Core inflation, which excludes food and energy costs, rose modestly for the period, signaling that inflation risk remains. For March 2008, core inflation had a 12-month increase of 2.4%. (1) The Federal Reserve Board's (Fed's) preferred measure of inflation, the core personal consumption expenditures price index, reported a 12-month increase of 2.1%. (2)

As financial market turmoil and investor uncertainty persisted, the Fed remained committed to act in an effort to restore confidence and liquidity to U.S. financial markets. The Fed implemented a number of programs to buffer downside risk, such as a $200 billion package to increase liquidity to banks, an extension on direct credit lines to non-banking financial service companies and the orchestration of Bear Stearns' acquisition by JPMorgan Chase. The Fed cut interest rates five times over the 12-month period, bringing the federal funds target rate to 2.25%. In addition, regulators eased capital requirements on government-sponsored Fannie Mae and Freddie Mac. Despite the Fed's aggressive actions, U.S. Treasuries rallied in a flight to quality and equities continued to fall during the period.

--------------
1. Source: Bureau of Labor Statistics.

2. Source: Bureau of Economic Analysis.

                                2 | Annual Report

Over the period, as investors sought the relative safety of short-term U.S. Treasuries, Treasury yields declined and the yield curve steepened. Short-term, two- and five-year yields declined substantially, with the two-year bill yielding 1.62% at the end of March, down from 4.58% 12 months prior. The 10-year U.S. Treasury note ended March yielding 3.45%, compared with 4.65% at the beginning of the period.

INVESTMENT STRATEGY

We invest in a diversified mix of fixed income securities, primarily high yield corporate bonds, senior secured floating rate bank loans, and mortgage- and other asset-backed securities. Our top-down analysis of macroeconomic trends combined with a bottom-up fundamental analysis of market sectors, industries and issuers drives our investment process. We seek to maintain a limited duration, or interest rate sensitivity, to moderate the impact that fluctuating interest rates might have on the Fund's fixed income portfolio. Within the corporate bond and bank loan sectors, we seek securities trading at reasonable valuations from issuers with characteristics such as strong market positions, stable cash flows, reasonable capital structures, supportive asset values, strong sponsorship and improving credit fundamentals. In the mortgage- and other asset-backed securities sector, we look to capture an attractive income stream and total return through our analysis of security prepayment assumptions, pricing inefficiencies and underlying collateral characteristics.

MANAGER'S DISCUSSION

The fiscal year under review was characterized by volatility and the emergence of one of the largest financial crises in decades. The period began with strong economic growth leading to inflationary concerns. However, fear and uncertainty took hold as subprime mortgage delinquencies led to a significant credit crunch. After rising initially on inflation fears, U.S. Treasury yields began falling in June 2007 and many ended the period more than 100 basis points (100 basis points equal one percentage point) below where they began. Declining interest rates and a flight to quality boosted returns of mortgage-backed securities, which were the Fund's best performing asset class during the period. High yield corporate bonds and leveraged bank loans, however,

DIVIDEND DISTRIBUTIONS*
4/1/07-3/31/08

MONTH                                                 DIVIDEND PER COMMON SHARE
----------------                                      -------------------------
April                                                         8.4 cents
May                                                           8.4 cents
June                                                          8.4 cents
July                                                          8.4 cents
August                                                        8.4 cents
September                                                     8.4 cents
October                                                       8.4 cents
November                                                      8.4 cents
December                                                      8.4 cents
January                                                       8.4 cents
February                                                      8.4 cents
March                                                         8.4 cents
                                                              ---------
TOTAL                                                         $   1.008

----------
*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

                               3 | Annual Report
were negatively affected by the market's general risk aversion. Although default rates remained relatively low during the period for both asset classes, fears of a recession and expectations for increasing default rates in the near future contributed to rising risk premiums. In addition, high yield corporate bonds and leveraged bank loans suffered from technical factors, as financing for leveraged buyouts (LBOs) that were arranged in a more favorable environment still needed to come to market. The increased spreads on these assets more than offset the decline in interest rates and the interest earned on the securities. Therefore, both asset classes experienced negative returns during the fiscal year. In an effort to take advantage of opportunities created by market volatility, the Fund increased its exposure to bank loans and reduced its weighting in high yield corporate bonds. Our exposure to mortgage-backed and other asset-backed securities was roughly unchanged.

As the fiscal year began, strong corporate earnings and balance sheet liquidity contributed to a healthy fundamental environment for high yield corporate bonds. As a result, the default rate was low and credit spreads above Treasuries tightened to a record low of 265 basis points in early June. Subprime market turmoil and the resulting credit crunch, however, led to fears of a recession and expectations that default rates could rise. In addition, despite a somewhat reduced forward calendar of LBO transactions from summer 2007 levels, pending supply weighed on the sector at period-end. Consequently, credit spreads widened significantly and ended the period nearly 800 basis points above Treasuries, more than three times as much as in June and the highest level in five years. Although spreads were above the historical average at period-end, the fundamental outlook for the asset class was uncertain. In our view, corporate balance sheets were generally favorable, but a recession could lead to increasing default rates. During the Fund's fiscal year, we found more attractive investment opportunities in other asset classes, in particular bank loans and investment grade corporate bonds.

Similar to high yield corporate bonds, bank loans enjoyed a favorable market environment early in the fiscal year, followed by rapidly deteriorating fundamental and technical factors beginning in July. As investor risk aversion increased, structured products such as collateralized loan obligations, which previously had accounted for about two-thirds of purchases of all loans, nearly

                               4 | Annual Report
disappeared from the market. Therefore, spreads widened to attract new buyers to the asset class. At the same time, banks held a large supply of loans from previous LBO funding commitments, which further pressured the market. In addition, as the Fed cut short-term interest rates in an effort to boost the economy, bank loan yields fell. As loan prices fell, some investors that employed leverage to purchase loans were forced to unload some of their positions, putting yet more pressure on the market. Largely as a result, average secondary loan prices fell to a period low in February before rebounding and stabilizing at higher levels as investors found value at the lower levels.

At period-end, the market seemed to be pricing in a default rate that would be worse than the last down cycle of 2001-2002. However, the 1.7% default rate at the end of March was below the historical average, and companies within our bank loan portfolio performed adequately. (3) With spreads above previous levels and bid prices close to historical lows, we found what we believed were attractive long-term investment opportunities in light of valuations that were attractive on a historical basis and relative to high yield corporate bonds.

Over the Fund's fiscal year, agency mortgage-backed securities generally outperformed the Fund's other primary investment sectors. Within an environment of increased volatility and uncertainty, the overall mortgage-backed securities market performed relatively well. As spreads in many fixed income sectors widened relative to Treasuries, markets experienced a flight to quality that benefited GNMA, FNMA and FHLMC securities due to their government backing or sponsorship. On the other hand, securities from privately issued companies, as well as some other asset-backed securities, tended to generate lower returns. With tightening credit standards and slowing housing and refinancing activity during the period, prepayments declined across all coupons and program types. Consistent with our strategy, we increased the Fund's allocation to higher coupon mortgage-backed securities and found investment opportunities in those sectors that experienced widening yield spreads and were hampered by relatively low liquidity.

----------
3. Source: Moody's Investors Service.

                               5 | Annual Report

Thank you for your continued participation in Franklin Templeton Limited Duration Income Trust. We look forward to serving your future investment needs.

Sincerely,

[PHOTO OF Christopher J. Molumphy]                 [PHOTO OF Richard S. Hsu]

-s- Christopher J. Molumphy                        -s- Richard S. Hsu
------------------------------                     -----------------------------
Christopher J. Molumphy, CFA                       Richard S. Hsu, CFA

[PHOTO OF Eric G. Takaha]                          [PHOTO OF Roger A. Bayston]

-s- Eric G. Takaha                                 -s- Roger A. Bayston
------------------------------                     -----------------------------
Eric G. Takaha, CFA                                Roger A. Bayston, CFA

[PHOTO OF Glenn I. Voyles]

-s- Glenn I. Voyles
------------------------------
Glenn I. Voyles, CFA

Portfolio Management Team
Franklin Templeton Limited Duration Income Trust

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                                6 | Annual Report

Performance Summary as of 3/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

SYMBOL: FTF                                      CHANGE    3/31/08   3/31/07
----------------------------------               -------   -------   -------
Net Asset Value (NAV)                            -$ 1.39   $ 12.85   $ 14.24
Market Price (AMEX)                              -$ 3.33   $ 10.94   $ 14.27
DISTRIBUTIONS (4/1/07-3/31/08)
Dividend Income                      $   1.008

PERFORMANCE (1)

                                                                       COMMENCEMENT OF
                                                  1-YEAR    3-YEAR   OPERATIONS (8/27/03)
                                                 --------   ------   --------------------
Cumulative Total Return (2)
  Based on change in NAV (3)                       -2.83%   +11.43%        +26.47%
  Based on change in market price (4)             -16.64%    +0.32%         +4.94%
Average Annual Total Return (2)
  Based on change in NAV (3)                       -2.83%    +3.67%         +5.24%
  Based on change in market price (4)             -16.64%    +0.11%         +1.06%
     Distribution Rate (5)             9.21%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

-------------
ENDNOTES

INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL.

1. Figures are for common shares. As of March 31, 2008, the Trust had leverage in the amount of 35.58% of the Trust's total assets. The Trust employs leverage through the issuance of Auction Preferred Shares. The use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). The cost of leverage rises and falls with changes in short-term interest rates. Such increases/decreases in the cost of the Trust's leverage may be offset by increased/decreased income from the Trust's floating rate investments.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

3. Assumes reinvestment of distributions at net asset value.

4. Assumes reinvestment of distributions based on the dividend reinvestment plan.

5. Distribution rate is based on an annualization of the Fund's 8.4 cent per share March dividend and the AMEX closing price of $10.94 on 3/31/08.

                               7 | Annual Report

Annual Shareholders' Meeting

SEPTEMBER 26, 2007

At an annual Meeting of Shareholders of Franklin Templeton Limited Duration Income Trust (Fund) held on September 26, 2007, shareholders approved the following:

Regarding the proposal to elect Trustees:

                                  COMMON          % OF                                 % OF
                                  SHARES       OUTSTANDING     % OF   WITHHELD OR   OUTSTANDING     % OF
    TRUSTEES                       FOR            SHARES      VOTED     ABSTAIN        SHARES      VOTED
    ----------------------    --------------   -----------    ------  -----------   -----------   ------
    Harris J. Ashton          23,912,942.927      89.31%      98.64%  330,774.000       1.24%      1.36%
    Sam Ginn                  23,920,371.927      89.34%      98.67%  323,345.000       1.21%      1.33%
    Edith E. Holiday          23,923,413.927      89.35%      98.68%  320,303.000       1.20%      1.32%
    Larry D. Thompson         23,936,935.927      89.40%      98.73%  306,781.000       1.15%      1.27%
    John B. Wilson            23,940,198.927      89.42%      98.75%  303,518.000       1.13%      1.25%

                                PREFERRED       % OF                              % OF
                                 SHARES     OUTSTANDING     % OF   WITHHELD OR  OUTSTANDING    % OF
    TRUSTEES                       FOR         SHARES      VOTED     ABSTAIN      SHARES      VOTED
    ------------------------    ---------   -----------    ------  -----------  -----------  ------
    Harris J. Ashton            6,877.000      90.49%      99.77%     16.000       0.21%      0.23%
    Sam Ginn                    6,878.000      90.50%      99.78%     15.000       0.20%      0.22%
    Edith E. Holiday            6,870.000      90.39%      99.67%     23.000       0.30%      0.33%
    Larry D. Thompson           6,868.000      90.37%      99.64%     25.000       0.33%      0.36%
    John B. Wilson              6,871.000      90.41%      99.68%     22.000       0.29%      0.32%

                               8 | Annual Report

Dividend Reinvestment Plan

The Fund's Dividend Reinvestment Plan (Plan) offers you a prompt and simple way to reinvest dividends and capital gain distributions (Distributions) in shares of the Fund. PFPC, Inc. (Agent), P.O. Box 43027, Providence, RI 02940-3027, will act as your Agent in administering the Plan. The Agent will open an account for you under the Plan in the same name as your outstanding shares are registered. The complete Terms and Conditions of the Dividend Reinvestment Plan are contained in the Fund's Dividend Reinvestment Plan Brochure. A copy of that Brochure may be obtained from the Fund at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive Distributions in cash. If you own shares in your own name, you should notify the Agent, in writing, if you wish to receive Distributions in cash.

If the Fund declares a Distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Fund purchased on your behalf by the Agent.

If on the payment date for a Distribution, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall receive newly issued shares, including fractions, from the Fund for your account. The number of additional shares to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of the net asset value per share on the payment date, or 95% of the then current market price per share.

If the net asset value per share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall try, for a purchase period of 30 days, to apply the amount of such Distribution on your shares (less your pro rata share of brokerage commissions incurred) to purchase shares on the open market. The weighted average price (including brokerage commissions) of all shares it purchases shall be your allocated price per share. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the shares as of the payment date, the purchase price the Agent paid may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if such Distribution had been paid in shares issued by the Fund. Participants should note that they will not be able to instruct the Agent to purchase shares at a specific time or at a specific price. The Agent may make open-market purchases on any securities exchange where shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine.

                               9 | Annual Report

The market price of shares on a particular date shall be the last sales price on the American Stock Exchange, or, if there is no sale on the exchange on that date, then the mean between the closing bid and asked quotations on the exchange on such date. The net asset value per share on a particular date shall be the amount most recently calculated by or on behalf of the Fund as required by law.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent's negligence, bad faith, or willful misconduct or that of its employees. Your uninvested funds held by the Agent will not bear interest. The Agent shall have no responsibility for the value of shares acquired. For the purpose of cash investments, the Agent may commingle your funds with those of other participants in the same Fund.

There is no direct charge to participants for reinvesting Distributions, since the Agent's fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. If you elect by notice to the Agent to have it sell part or all of your shares and remit the proceeds, the Agent will deduct brokerage commissions from the proceeds.

The automatic reinvestment of Distributions does not relieve you of any taxes that may be payable on Distributions. In connection with the reinvestment of Distributions, shareholders generally will be treated as having received a Distribution equal to the cash Distribution that would have been paid.

The Agent will forward to you any proxy solicitation material and will vote any shares so held for you first in accordance with the instructions set forth on proxies you return to the Fund, and then with respect to any proxies you do not return to the Fund in the same portion as the Agent votes proxies the participants return to the Fund.

As long as you participate in the Plan, the Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you. Upon your written request, the Agent will deliver to you, without charge, a certificate or certificates for the full shares. The Agent will send you a confirmation of each acquisition made for your account as soon as practicable, but not later than 60 days after the acquisition date. Although from time to time you may have an undivided fractional interest in a share of the Fund, no certificates for a fractional share

                                10 | Annual Report
will be issued. Distributions on fractional shares will be credited to your account. If you terminate your account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of shares at the time of termination.

You may withdraw from the Plan at any time, without penalty, by notifying the Agent in writing at the address above or by telephone at 1-800/331-1710. Such termination will be effective with respect to a Distribution if the Agent receives your notice prior to the Distribution record date. The Agent or the Fund may terminate the Plan upon notice to you in writing mailed at least 30 days prior to any record date for the payment of any Distribution. Upon any termination, the Agent will issue, without charge, stock certificates for all full shares you own and will convert any fractional shares you hold at the time of termination to cash at current market price and send you a check for the proceeds.

The Fund or the Agent may amend the Plan. You will receive written notice at least 30 days before the effective date of any amendment.

                               11 | Annual Report

Franklin Templeton
Limited Duration Income Trust

FINANCIAL HIGHLIGHTS

                                                                        YEAR ENDED MARCH 31,
                                                           2008           2007        2006            2005         2004 (e)
                                                        ---------      ---------   ----------      ---------      -----------
PER COMMON SHARE OPERATING PERFORMANCE
(for a common share outstanding throughout the year)
Net asset value, beginning of year ....................  $   14.24      $   14.14   $   14.41       $   14.75       $   14.33
                                                         ---------      ---------   ---------       ---------      ----------
Income from investment operations:
   Net investment income (a) ..........................        1.28           1.32        1.18            1.10            0.53
   Net realized and unrealized gains (losses) .........       (1.29)          0.16       (0.10)          (0.12)           0.63
   Dividends to preferred shareholders from net
   investment income ..................................       (0.37)         (0.35)      (0.26)          (0.13)          (0.03)
                                                          ---------      ---------   ---------       ---------      ----------
Total from investment operations ......................       (0.38)          1.13        0.82            0.85            1.13
                                                          ---------      ---------   ---------       ---------      ----------
Less distributions to common shareholders from net
investment income .....................................       (1.01)         (1.03)      (1.09)          (1.19)          (0.59)
Offering costs charged to capital:
   Common shares ......................................          --             --          --              --           (0.03)
   Preferred shares ...................................          --             --          --              --           (0.09)
                                                          ---------      ---------   ---------       ---------      ----------
Total offering costs ..................................          --             --          --              --           (0.12)
                                                          ---------      ---------   ---------       ---------      ----------
Net asset value, end of year ..........................   $   12.85      $   14.24   $   14.14       $   14.41       $   14.75
                                                          ---------      ---------   ---------       ---------      ----------
Market value, end of year (b) .........................   $   10.94      $   14.27   $   12.87       $   13.89       $   14.87
                                                          ---------      ---------   ---------       ---------      ----------
Total return (based on market value per share) ........      (16.64)%        19.66%       0.60%           1.38%           3.16% (f)

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON
SHARES (c)
Expenses before expense reduction .....................      1.28%          1.27%       1.26%           1.21%           1.11%
Expenses net of expense reduction .....................      1.28% (d)      1.26%       1.26% (d)       1.21% (d)       1.11% (d)
Net investment income .................................      9.38%          9.32%      8.24%           7.50%            6.12%

SUPPLEMENTAL DATA
Net assets applicable to common shares, end of year
(000's) ............................................... $ 344,010      $ 380,813   $ 378,080       $ 385,344       $ 393,125
Portfolio turnover rate ...............................     47.48%         52.17%      46.55%          55.02%          45.08%
Asset coverage per preferred share .................... $  70,264      $  75,107   $  74,747       $  75,703       $  76,727
Liquidation preference per preferred
share ................................................. $  25,000      $  25,000   $  25,000       $  25,000       $  25,000

---------------
(a) Based on average daily common shares outstanding.

(b) Based on the last sale on the American Stock Exchange.

(c) Ratios are annualized for periods less than one year.

(d) Benefit of expense reduction rounds to less than 0.01%.

(e) For the period August 27, 2003 (commencement of operations) to March 31, 2004.

(f) Total return is not annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.

                               12 | Annual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2008

                                                                          COUNTRY      PRINCIPAL AMOUNT (a)         VALUE
                                                                       -------------   --------------------     --------------
     LONG TERM INVESTMENTS 151.4%
     CORPORATE BONDS 44.5%
     COMMERCIAL SERVICES 2.8%
 (b) ARAMARK Corp., senior note, FRN, 6.739%, 2/01/15 ................   United States       1,800,000         $   1,597,500
     Dex Media West LLC, senior sub. note, 9.875%, 8/15/13 ...........   United States       4,000,000             3,490,000
     JohnsonDiversey Holdings Inc., senior disc. note, 10.67%,
     5/15/13 .........................................................   United States       2,000,000             1,930,000
     Lamar Media Corp., senior sub. note, C, 6.625%, 8/15/15 .........   United States       2,000,000             1,770,000
     RSC Equipment Rental Inc., senior note, 9.50%, 12/01/14 .........   United States         800,000               672,000
                                                                                                              --------------
                                                                                                                   9,459,500
                                                                                                              --------------
     COMMUNICATIONS 3.1%
 (c) Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15 ..........      Jamaica          2,000,000             1,675,000
     MetroPCS Wireless Inc., senior note, 9.25%, 11/01/14 ............   United States       2,000,000             1,850,000
     Millicom International Cellular SA, senior note, 10.00%,
       12/01/13 ......................................................    Luxembourg         2,000,000             2,130,000
     Qwest Communications International Inc., senior note, B, 7.50%,
       2/15/14 .......................................................   United States       2,000,000             1,890,000
 (c) Wind Acquisition Finance SA, senior note, 144A, 10.75%,
       12/01/15 ......................................................       Italy           3,000,000             3,075,000
                                                                                                              --------------
                                                                                                                  10,620,000
                                                                                                              --------------
   CONSUMER DURABLES 3.1%
   Ford Motor Credit Co. LLC,
    (b) FRN, 8.708%, 4/15/12 .........................................   United States       1,000,000               939,882
            senior note, 5.80%, 1/12/09 ..............................   United States       4,000,000             3,811,436
            senior note, 9.875%, 8/10/11 .............................   United States         500,000               446,578
     Jarden Corp., senior sub. note, 7.50%, 5/01/17 ..................   United States       2,000,000             1,760,000
     Jostens IH Corp., senior sub. note, 7.625%, 10/01/12 ............   United States       2,000,000             1,955,000
     KB Home, senior note, 6.375%, 8/15/11 ...........................   United States       2,000,000             1,890,000
                                                                                                              --------------
                                                                                                                  10,802,896
                                                                                                              --------------
     CONSUMER NON-DURABLES 1.5%
     Dean Foods Inc., senior note, 7.00%, 6/01/16 ....................   United States       1,200,000             1,056,000
     Reynolds American Inc., senior secured note, 7.25%, 6/01/13 .....   United States       2,000,000             2,129,232
     Smithfield Foods Inc., senior note, 8.00%, 10/15/09 .............   United States       2,000,000             2,040,000
                                                                                                              --------------
                                                                                                                   5,225,232
                                                                                                              --------------
     CONSUMER SERVICES 7.8%
     CanWest Media Inc., senior sub. note, 8.00%, 9/15/12 ............      Canada           3,000,000             2,865,000
     CCH II LLC, senior note, 10.25%, 9/15/10 ........................   United States       4,000,000             3,660,000
     CSC Holdings Inc., senior note, 8.125%, 7/15/09 .................   United States       1,000,000             1,012,500
     DIRECTV Holdings LLC, senior note, 8.375%, 3/15/13 ..............   United States       1,000,000             1,018,750
     Intelsat Subsidiary Holding Co. Ltd., senior note, 8.25%, 1/15/13      Bermuda          3,000,000             3,037,500
     Liberty Media Corp., senior note, 7.875%, 7/15/09 ...............   United States       2,000,000             2,017,840
     MGM MIRAGE, senior note, 6.75%, 4/01/13 .........................   United States       3,000,000             2,775,000
 (c) Outback Steakhouse Inc., senior note, 144A, 10.00%, 6/15/15 .....   United States       1,500,000               952,500
     Pinnacle Entertainment Inc., senior sub. note, 8.75%, 10/01/13
     Quebecor Media Inc., ............................................   United States       2,000,000             1,980,000
         (c) 144A, 7.75%, 3/15/16 ....................................      Canada             500,000               458,750
           senior note, 7.75%, 3/15/16 ...............................      Canada           2,000,000             1,835,000

                                13 | Annual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2008 (CONTINUED)

                                                                          COUNTRY      PRINCIPAL AMOUNT (a)     VALUE
                                                                       -------------   -------------------- -------------
       LONG TERM INVESTMENTS (CONTINUED)
       CORPORATE BONDS (CONTINUED)
       CONSUMER SERVICES (CONTINUED)
       Radio One Inc., senior sub. note, B, 8.875%, 7/01/11 ..........   United States       2,000,000      $   1,615,000
   (c) Rainbow National Services LLC, senior sub. deb., 144A, 10.375%,
            9/01/14 ..................................................   United States         600,000            639,000
       Royal Caribbean Cruises Ltd., senior note, 8.00%, 5/15/10 .....   United States       3,000,000          3,066,012
                                                                                                            -------------
                                                                                                               26,932,852
                                                                                                            -------------
       ELECTRONIC TECHNOLOGY 1.8%
   (b) Freescale Semiconductor Inc., senior note, FRN, 6.675%,
            12/15/14 .................................................   United States       2,000,000          1,390,000
       Sanmina-SCI Corp.,
        (b),(c) senior note, 144A, FRN, 5.55%, 6/15/14 ...............   United States       1,300,000          1,176,500
               senior sub. note, 6.75%, 3/01/13 ......................   United States       1,700,000          1,483,250
       TransDigm Inc., senior sub. note, 7.75%, 7/15/14 ..............   United States       2,000,000          2,010,000
                                                                                                            -------------
                                                                                                                6,059,750
                                                                                                            -------------
       ENERGY MINERALS 2.4%
       Chesapeake Energy Corp., senior note, 7.50%, 6/15/14 ..........   United States       4,000,000          4,120,000
       Mariner Energy Inc., senior note, 7.50%, 4/15/13 ..............   United States       2,000,000          1,930,000
   (c) Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14 .....    Switzerland        2,500,000          2,275,000
                                                                                                            -------------
                                                                                                                8,325,000
                                                                                                            -------------
       FINANCE 4.8%
       CIT Group Funding Co. of Canada, senior note, 4.65%, 7/01/10 ..   United States       1,100,000            903,594
       CIT Group Inc., senior note, 7.625%, 11/30/12 .................   United States       1,800,000          1,497,985
       GMAC LLC,
               6.875%, 8/28/12 .......................................   United States       3,000,000          2,282,604
               7.25%, 3/02/11 ........................................   United States       2,000,000          1,577,168
   (c) ICICI Bank Ltd., 144A, 6.625%, 10/03/12 .......................      India            1,000,000            999,693
       Lehman Brothers Holdings Inc., senior note, 6.20%, 9/26/14 ....   United States       3,000,000          2,963,625
       Merrill Lynch & Co. Inc., 5.45%, 2/05/13 ......................   United States       2,500,000          2,463,260
       Morgan Stanley, sub. note, 4.75%, 4/01/14 .....................   United States       2,500,000          2,323,665
       United Rentals North America Inc., senior sub. note, 7.75%,
            11/15/13 .................................................   United States       2,000,000          1,630,000
                                                                                                            -------------
                                                                                                               16,641,594
                                                                                                            -------------
       HEALTH SERVICES 4.9%
       Coventry Health Care Inc., senior note, 5.875%, 1/15/12
       DaVita Inc., ..................................................   United States       3,000,000          3,054,534
               senior note, 6.625%, 3/15/13 ..........................   United States         900,000            877,500
               senior sub. note, 7.25%, 3/15/15 ......................   United States       1,000,000            980,000
       FMC Finance III SA, senior note, 6.875%, 7/15/2017 ............      Germany          1,700,000          1,708,500
       HCA Inc., senior secured note, 9.125%, 11/15/14 ...............   United States       3,000,000          3,097,500
       Tenet Healthcare Corp., senior note, 6.375%, 12/01/11 .........   United States       2,500,000          2,268,750
 (b),(d) U.S. Oncology Holdings Inc., senior note, FRN, PIK, 10.759%,
            3/15/12 ..................................................   United States       2,107,298          1,633,156

                               14 | Annual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2008 (CONTINUED)

                                                                          COUNTRY      PRINCIPAL AMOUNT (a)      VALUE
                                                                       -------------   --------------------  -------------
     LONG TERM INVESTMENTS (CONTINUED)
     CORPORATE BONDS (CONTINUED)
     HEALTH SERVICES (CONTINUED)
 (d) United Surgical Partners International Inc., senior sub. note,
     PIK, 9.25%, 5/01/17 .............................................   United States       1,500,000       $   1,395,000
     Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%,
       10/01/14 ......................................................   United States       2,000,000           1,935,000
                                                                                                             -------------
                                                                                                                16,949,940
                                                                                                             -------------
     INDUSTRIAL SERVICES 1.8%
     Compagnie Generale de Geophysique-Veritas, senior note, 7.50%,
       5/15/15 .......................................................      France           2,000,000           2,040,000
     El Paso Corp., senior note, 6.875%, 6/15/14 .....................   United States       2,000,000           2,050,062
     The Williams Co. Inc., 8.125%, 3/15/12 ..........................   United States       2,000,000           2,195,000
                                                                                                             -------------
                                                                                                                 6,285,062
                                                                                                             -------------
     NON-ENERGY MINERALS 0.9%
 (b) Freeport-McMoRan Copper & Gold Inc., senior note, FRN, 8.394%,
       4/01/15 .......................................................   United States       3,000,000           2,955,000
                                                                                                             -------------
     PROCESS INDUSTRIES 4.1%
     Crown Americas Inc., senior note, 7.625%, 11/15/13 ..............   United States       3,000,000           3,075,000
     Huntsman International LLC, senior sub. note, 7.875%, 11/15/14 ..   United States       1,500,000           1,597,500
 (c) Ineos Group Holdings PLC, 144A, 8.50%, 2/15/16 ..................  United Kingdom       3,000,000           2,347,500
     JSG Funding PLC, senior sub. note, 7.75%, 4/01/15 ...............      Ireland          3,000,000           2,640,000
 (c) MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17 ..........   United States       2,000,000           1,800,000
     Nalco Co., senior sub. note, 8.875%, 11/15/13 ...................   United States       2,500,000           2,581,250
                                                                                                             -------------
                                                                                                                14,041,250
                                                                                                             -------------
     PRODUCER MANUFACTURING 0.6%
     RBS Global & Rexnord Corp., senior note, 9.50%, 8/01/14 .........   United States       2,000,000           1,880,000
                                                                                                             -------------
     REAL ESTATE INVESTMENT TRUST 0.7%
     Host Marriott LP, senior note, K, 7.125%, 11/01/13 ..............   United States       2,500,000           2,462,500
                                                                                                             -------------
     RETAIL TRADE 0.5%
     Michaels Stores Inc., senior note, 10.00%, 11/01/14 .............   United States       2,000,000           1,760,000
                                                                                                             -------------
     TECHNOLOGY SERVICES 1.2%
     SunGard Data Systems Inc., senior note, 9.125%, 8/15/13 .........   United States       4,000,000           4,060,000
                                                                                                             -------------
     UTILITIES 2.5%
     Aquila Inc., senior note, 9.95%, 2/01/11 ........................   United States       2,000,000           2,116,420
     Dynegy Holdings Inc., senior note, 7.50%, 6/01/15 ...............   United States       2,000,000           1,885,000
     NRG Energy Inc., senior note, 7.25%, 2/01/14 ....................   United States       2,800,000           2,772,000
 (c) Texas Competitive Electric Holdings Co. LLC, senior note, B,
     144A, 10.25%, 11/01/15 ..........................................   United States       1,900,000           1,902,375
                                                                                                             -------------
                                                                                                                 8,675,795
                                                                                                             -------------
     TOTAL CORPORATE BONDS (COST $161,723,570) .......................                                         153,136,371
                                                                                                             -------------

                               15 | Annual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2008 (CONTINUED)

                                                                          COUNTRY      PRINCIPAL AMOUNT (a)      VALUE
                                                                       -------------   --------------------  -------------
     LONG TERM INVESTMENTS (CONTINUED)
     MORTGAGE-BACKED SECURITIES 35.6%
 (b) FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 0.3%
     FHLMC, 5.266%, 5/01/34 ..........................................   United States       1,039,789       $   1,047,289
                                                                                                             -------------
     FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 12.9%
     FHLMC Gold 15 Year, 4.50%, 6/01/18 - 9/01/18 ....................   United States       2,590,166           2,589,815
     FHLMC Gold 15 Year, 5.00%, 9/01/18 - 11/01/18 ...................   United States       5,131,854           5,208,611
     FHLMC Gold 15 Year, 5.50%, 7/01/19 ..............................   United States         261,273             267,518
     FHLMC Gold 15 Year, 6.00%, 5/01/22 ..............................   United States       1,272,206           1,310,414
     FHLMC Gold 30 Year, 5.50%, 12/01/34 - 2/01/37 ...................   United States       4,342,824           4,393,857
     FHLMC Gold 30 Year, 5.50%, 8/01/33 ..............................   United States       4,648,439           4,710,140
     FHLMC Gold 30 Year, 6.00%, 7/01/28 - 12/01/37 ...................   United States      14,302,796          14,713,855
     FHLMC Gold 30 Year, 6.00%, 7/01/36 ..............................   United States       5,141,497           5,279,441
     FHLMC Gold 30 Year, 6.50%, 1/01/35 ..............................   United States       2,781,281           2,895,486
     FHLMC Gold 30 Year, 7.00%, 9/01/27 ..............................   United States         879,261             934,574
     FHLMC Gold 30 Year, 8.00%, 1/01/31 ..............................   United States         130,801             142,058
     FHLMC Gold 30 Year, 8.50%, 7/01/31 ..............................   United States       1,845,381           2,047,208
                                                                                                             -------------
                                                                                                                44,492,977
                                                                                                             -------------
 (b) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 0.7%
     FNMA, 4.573%, 7/01/34 ...........................................   United States       2,027,991           2,079,176
     FNMA, 5.991%, 6/01/32 ...........................................   United States         106,293             108,813
                                                                                                             -------------
                                                                                                                 2,187,989
                                                                                                             -------------
     FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 18.9%
     FNMA 15 Year, 5.00%, 10/01/17 ...................................   United States       1,464,023           1,486,090
     FNMA 15 Year, 5.50%, 10/01/17 - 1/01/21 .........................   United States       8,180,371           8,376,961
     FNMA 15 Year, 6.00%, 8/01/21 ....................................   United States       4,842,416           4,989,667
     FNMA 15 Year, 6.00%, 9/01/21 ....................................   United States       4,158,300           4,284,748
     FNMA 15 Year, 6.50%, 7/01/20 ....................................   United States         517,250             528,747
     FNMA 15 Year, 7.00%, 9/01/18 ....................................   United States         326,802             348,112
     FNMA 30 Year, 5.00%, 3/01/37 ....................................   United States       2,915,026           2,887,900
     FNMA 30 Year, 5.50%, 8/01/33 - 1/01/36 ..........................   United States       8,843,619           8,950,370
     FNMA 30 Year, 5.50%, 9/01/33 ....................................   United States       3,937,856           3,988,690
     FNMA 30 Year, 6.00%, 4/01/33 - 1/01/36 ..........................   United States      10,340,759          10,629,123
     FNMA 30 Year, 6.50%, 8/01/32 - 8/01/36 ..........................   United States       9,143,728           9,488,046
     FNMA 30 Year, 6.50%, 6/01/36 ....................................   United States       7,981,278           8,274,749
     FNMA 30 Year, 8.00%, 10/01/29 ...................................   United States         212,611             231,446
     FNMA 30 Year, 8.50%, 8/01/26 ....................................   United States         589,203             647,324
                                                                                                             -------------
                                                                                                                65,111,973
                                                                                                             -------------
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 2.8%
     GNMA I SF 30 Year, 5.50%, 4/15/33 - 12/15/34 ....................   United States       2,417,096           2,470,788
     GNMA I SF 30 Year, 5.50%, 12/15/34 ..............................   United States       3,764,903           3,847,730
     GNMA I SF 30 Year, 6.50%, 6/15/31 - 12/15/33 ....................   United States       2,288,132           2,390,039
     GNMA II SF 30 Year, 7.00%, 1/20/24 - 1/20/29 ....................   United States         224,646             240,219
     GNMA II SF 30 Year, 8.00%, 1/20/28 - 2/20/32 ....................   United States         448,236             490,280
                                                                                                             -------------
                                                                                                                 9,439,056
                                                                                                             -------------
     TOTAL MORTGAGE-BACKED SECURITIES (COST $120,639,819) ............                                         122,279,284
                                                                                                             -------------

                               16 | Annual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2008 (CONTINUED)

                                                                            COUNTRY      PRINCIPAL AMOUNT (a)      VALUE
                                                                         -------------   --------------------  -------------
     LONG TERM INVESTMENTS (CONTINUED)
     ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
     SECURITIES 7.6%
     FINANCE 7.6%
 (b) Argent Securities Inc., 2003-W5, M4, FRN, 6.663%, 10/25/33 ......   United States       1,439,776         $     894,430
     Banc of America Commercial Mortgage Inc., 2005-3, A2, 4.501%,
       7/10/43 .......................................................   United States       5,000,000             4,921,978
 (b) Chase Credit Card Master Trust, 2003-6, A, FRN, 2.928%,
       2/15/11 .......................................................   United States       1,700,000             1,693,065
 (b) Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-2,
       2A2, FRN, 2.849%, 2/25/35 .....................................   United States       1,922,951             1,842,003
 (b) Chase Issuance Trust, 2005-A9, A9, FRN, 2.838%, 11/15/11 ........   United States       1,000,000               987,545
     (b) Citigroup/Deutsche Bank Commercial Mortgage Trust, 2005-CD1,
          A3, FRN, 5.40%, 7/15/44 ....................................   United States       3,000,000             2,943,171
          A4, FRN, 5.40%, 7/15/44 ....................................   United States         400,000               400,024
     Greenwich Capital Commercial Funding Corp., 2004-GG1, A7,
       5.317%, 6/10/36 ...............................................   United States       1,605,000             1,603,110
     GS Mortgage Securities Corp. II, 2003-C1, A3, 4.608%, 1/10/40 ...   United States         400,000               381,470
 (b) GSAMP Trust, 2003-AHL, B1, FRN, 6.599%, 10/25/33 ................   United States       1,333,924               725,212
 (b) JPMorgan Chase Commercial Mortgage Securities, 2005-LDP5, A4,
       FRN, 5.179%, 12/15/44 .........................................   United States       1,000,000               998,805
     LB-UBS Commercial Mortgage Trust,
          2005-C1, A2, 4.31%, 2/15/30 ................................   United States       1,395,000             1,373,607
       b2002-C2, A4, FRN, 5.594%, 6/15/31 ............................   United States       2,000,000             2,035,110
 (b) MBNA Master Credit Card Trust, 1997-B, A, FRN, 2.978%,
       8/15/14 .......................................................   United States       3,000,000             2,898,894
 (b) Merrill Lynch Mortgage Investors Trust, 2003-OPT1, B2, FRN,
       5.349%, 7/25/34 ...............................................   United States         309,986                31,656
 (b) Morgan Stanley ABS Capital,
          2003-HE3, B1, FRN, 5.899%, 10/25/33 ........................   United States         870,467               474,446
          2003-NC10, B1, FRN, 6.435%, 10/25/33 .......................   United States         605,756               237,597
 (b) Morgan Stanley Dean Witter Capital I, 2003-NC3, B1, FRN, 7.099%,
       3/25/33 .......................................................   United States         683,608               121,610
 (b) New Century Home Equity Loan Trust, 2003-2, M3, FRN, 8.685%,
       1/25/33 .......................................................   United States         903,015               245,218
 (b) Option One Mortgage Loan Trust, 2003-6, M5, FRN, 5.899%,
       11/25/33 ......................................................   United States       1,059,481               584,530
 (b) Specialty Underwriting & Residential Finance, 2003-BC4, B2, FRN,
       5.099%, 11/25/34 ..............................................   United States         465,742               211,005
 (b) Structured Asset Investment Loan Trust,
          2003-BC2, M3, FRN, 5.849%, 4/25/33 .........................   United States          13,987                 3,514
          2003-BC13, M4, FRN, 5.349%, 11/25/33 .......................   United States         648,405               416,882
                                                                                                               -------------
     TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
       SECURITIES (COST $30,482,733) .................................                                            26,024,882
                                                                                                               -------------

                                17 | Annual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2008 (CONTINUED)

                                                                              COUNTRY      PRINCIPAL AMOUNT (a)      VALUE
                                                                           -------------   --------------------  -------------
        LONG TERM INVESTMENTS (CONTINUED)
(b),(e) SENIOR FLOATING RATE INTERESTS 58.4%
        COMMERCIAL SERVICES 7.8%
        Acxiom Corp., Term Loan B, 4.349% - 6.599%, 9/14/12 ............   United States       1,045,000         $     989,479
        Affiliated Computer Services Inc.,
               Additional Term Loan, 4.935% - 5.122%, 3/20/13 ..........   United States       1,770,750           1,690,236
               Term Loan B, 4.654%, 3/20/13 ............................   United States         488,750             466,527
        ARAMARK Corp.,
               Synthetic L/C, 5.198%, 1/26/14 ..........................   United States         241,490             225,592
               Term Loan B, 4.571%, 1/26/14 ............................   United States       3,801,213           3,550,967
        Cenveo Corp.,
               Delayed Draw Term Loan, 4.349%, 6/21/13 .................   United States          52,996              47,531
               Term Loan C, 4.349%, 6/21/13 ............................   United States       1,590,449           1,426,434
        Corporate Express U.S. Finance Inc., Term Loan D-1 Add-On,
               4.568% - 4.775%, 12/23/10 .................................   United States       1,660,922         1,627,604
        Dealer Computer Services Inc. (Reynolds & Reynolds), First Lien
          Term Loan, 4.678%, 10/26/12 ..................................   United States       3,397,752           3,057,127
        Emdeon Business Services LLC, First Lien Term Loan, 4.70%,
          11/16/13 .....................................................   United States       2,606,353           2,361,148
        First Data Corp., Term Loan B-2, 5.349% - 5.446%, 9/24/14 ......   United States       2,985,000           2,693,285
        Idearc Inc., Term Loan B, 4.70% - 4.71%, 11/17/14 ..............   United States       4,063,975           3,269,976
        Nielsen Finance LLC (VNU Inc.), Dollar Term Loan, 5.346%,
          8/09/13 ......................................................   United States       4,046,706           3,662,269
        R.H. Donnelley Inc., Term Loan D-2, 4.10% - 4.75%, 6/30/11 .....   United States       1,777,440           1,657,240
                                                                                                               -------------
                                                                                                                  26,725,415
                                                                                                               -------------
        COMMUNICATIONS 4.0%
        Alaska Communications Systems Holdings Inc.,
               2005 Incremental Loan, 6.58%, 2/01/12 ...................   United States         100,000              92,063
               Term Loan, 4.446%, 2/01/12 ..............................   United States       4,000,000           3,682,500
        Alltel Communications Inc., Term Loan B-3, 5.568%, 5/18/15 .....   United States       2,487,500           2,250,150
        CommScope Inc., Term Loan B, 5.171% - 5.196%, 12/27/14 .........   United States       2,475,832           2,376,799
        West Corp., Term Loan B-2, 5.079% - 6.093%, 10/24/13 ...........   United States       3,876,298           3,406,451
        Windstream Corp., Tranche B-1, 5.50%, 7/17/13 ..................   United States       2,033,200           1,960,586
                                                                                                               -------------
                                                                                                                  13,768,549
                                                                                                               -------------
       CONSUMER DURABLES 1.2%
       Jarden Corp., Term Loan B2, 4.446%, 1/24/12 ....................   United States       2,927,275            2,722,773
       Jostens IH Corp. (Visant Holding Corp.), Term Loan C, 6.717%,
         12/21/11 .....................................................   United States       1,350,000            1,280,529
                                                                                                               -------------
                                                                                                                   4,003,302
                                                                                                               -------------
      CONSUMER NON-DURABLES 1.4%
      Acco Brands Corp., Term Loan B, 4.292% - 5.701%, 8/17/12 .......   United States         702,330               670,725
      Bumble Bee Foods LLC, Term Loan B, 5.378% - 6.305% , 5/02/12 ...   United States         500,000               463,255
      Central Garden & Pet Co., Term Loan B, 4.06% - 4.210%, 9/30/12 .   United States         179,742               152,781
      Dean Foods Co., Term Loan B, 4.45% - 4.46%, 4/02/14 ............   United States       3,766,218             3,509,904
                                                                                                               -------------
                                                                                                                   4,796,665
                                                                                                               -------------

                                18 | Annual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2008 (CONTINUED)

                                                                                     COUNTRY     PRINCIPAL AMOUNT (a)    VALUE
                                                                                  -------------  -------------------- -----------
      LONG TERM INVESTMENTS (CONTINUED)
(b,e) SENIOR FLOATING RATE INTERESTS (CONTINUED)
      CONSUMER SERVICES 16.3%
      Affinion Group Inc., Term Loan B, 5.099% - 5.570%, 10/17/12 ..............  United States      4,000,000       $  3,706,668
      Arby's Restaurant Holdings LLC, Term Loan B, 4.946% - 5.494%, 7/25/12 ....  United States      1,557,923          1,429,395
      Charter Communications Operating LLC, Term Loan, 5.26%, 3/06/14 ..........  United States      2,362,560          2,001,778
      Citadel Broadcasting Corp., Term Loan B, 4.296% - 4.745%, 6/12/14 ........  United States      4,000,000          3,271,720
      CSC Holdings Inc. (Cablevision), Incremental Term Loan, 4.75%, 3/29/13 ...  United States        784,000            734,623
      Education Management LLC, Term Loan C, 4.50%, 6/01/13 ....................  United States      3,866,643          3,373,646
      Entravision Communications Corp., Term Loan B, 6.23%, 3/29/13 ............  United States      1,892,883          1,643,653
      Gray Television Inc., Term Loan B, 6.21%, 12/31/14 .......................  United States        798,000            671,118
      Insight Midwest Holdings, Term Loan B, 6.73%, 4/02/14 ....................  United States      2,160,000          1,976,400
      Intelsat Corp. (Panamsat),
         Tranche B-2-A, 5.611%, 1/03/14 ........................................  United States      1,630,576          1,496,053
         Tranche B-2-B, 5.611%, 1/03/14 ........................................  United States      1,630,087          1,495,605
         Tranche B-2-C, 5.611%, 1/03/14 ........................................  United States      1,630,087          1,495,605
      Intelsat Subsidiary Holding Co. Ltd., Term Loan B, 5.611%, 6/30/13 .......  United States        875,693            822,276
      (f) Intelsat Subsidiary Holding Co. Ltd., Unfunded Bridge
      Loan, 5.25%, 1/15/13 .....................................................     Bermuda         2,000,000          1,821,000
      Laureate Education Inc., Closing Date Term Loan, 6.068%, 8/17/14 .........  United States      2,345,734          2,119,370
      MCC Iowa,
         Term Loan D-1, 4.35% - 4.83%, 1/31/15 .................................  United States      2,503,595          2,170,974
         Term Loan D-2 (Delayed Draw), 4.35% - 4.83%, 1/31/15 ..................  United States         58,263             50,522
      MediaNews Group Inc., Term Loan B, 4.454%, 12/30/10 ......................  United States        680,938            525,650
      Mission Broadcasting Inc., Term Loan B, 4.446%, 10/01/12 .................  United States      1,660,109          1,491,874
      Nexstar Broadcasting Inc., Term Loan B, 4.454%, 10/01/12 .................  United States      1,571,599          1,412,333
      OSI Restaurant Partners LLC (Outback),
         Pre-Funded Revolving Credit, 2.67%, 6/14/13 ...........................  United States        296,204            230,298
         Term Loan B, 5.00%, 6/14/14 ...........................................  United States      3,722,465          2,894,216
      Penn National Gaming Inc., Term Loan B, 4.45% - 6.60%, 10/03/12 ..........  United States      4,235,916          4,035,888
      Regal Cinemas Corp., Term Loan, 4.196%, 10/27/13 .........................  United States      3,798,561          3,543,108
      Tribune Co., Term Loan B, 5.542%, 5/16/14 ................................  United States      3,970,000          2,670,536
      Univision Communications Inc., Term Loan B, 4.954% - 5.494%, 9/29/14 .....  United States      2,706,040          2,141,154
      UPC Financing Partnership, Term Loan N, 4.869%, 12/31/14 .................   Netherlands       3,570,000          3,186,225
      VML U.S. Finance LLC (Venetian Macau),
         Delay Draw, 4.950%, 5/25/12 ...........................................      Macau          1,166,667          1,057,292
         New Project Term Loans, 4.95%, 5/25/13 ................................      Macau            977,778            886,111
         Term Loan B, 4.950%, 5/24/13 ..........................................      Macau          1,703,704          1,543,981
                                                                                                                     ------------
                                                                                                                       55,899,072
                                                                                                                     ------------

      ELECTRONIC TECHNOLOGY 1.8%
      Flextronics International USA Inc.,
         Term Loan A, 7.394% - 7.395%, 10/01/14 ................................  United States      1,859,625          1,710,855
         Term Loan A-1, 7.455%, 10/01/14 .......................................  United States        534,375            491,625

                               19 | Annual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2008 (CONTINUED)

                                                                                     COUNTRY     PRINCIPAL AMOUNT (a)     value
                                                                                  -------------  -------------------- -------------
      LONG TERM INVESTMENTS (CONTINUED)
(b,e) SENIOR FLOATING RATE INTERESTS (CONTINUED)
      ELECTRONIC TECHNOLOGY (CONTINUED)
      Marvell Technology Group Ltd., Term Loan, 5.196%, 11/08/09 .................     Bermuda         3,150,000       $  2,970,261
      Spirit Aerosystems Inc. (Onex Wind Finance LP), Term Loan B,
         5.676%, 12/31/11 ........................................................  United States      1,269,879          1,166,346
                                                                                                                       ------------
                                                                                                                          6,339,087
                                                                                                                       ------------

      ENERGY MINERALS 0.2%
      Citgo Petroleum Corp., Term Loan B, 4.419%, 11/15/12 .......................  United States        900,363            837,338
                                                                                                                       ------------

      FINANCE 1.4%
      Conseco Inc., Term Loan, 4.704%, 10/10/13 ..................................  United States      2,180,427          1,711,243
      Nuveen Investments Inc., Term Loan B, 5.654% - 5.704%, 11/13/14 ............  United States      1,900,000          1,716,532
      TD Ameritrade Holding Corp., Term Loan B, 4.21%, 12/31/12 ..................  United States      1,611,114          1,523,733
                                                                                                                       ------------
                                                                                                                          4,951,508
                                                                                                                       ------------

      HEALTH SERVICES 5.0%
      Community Health Systems Inc., Term Loan, 5.335%, 7/25/14 ..................  United States      2,448,964          2,262,701
      DaVita Inc., Term Loan B-1, 4.21% - 6.23%, 10/05/12 ........................  United States      2,717,434          2,559,021
      Fresenius Medical Care Holdings Inc., Term Loan B, 3.954% -
         6.205%, 3/31/13 . .......................................................  United States      4,004,464          3,836,421
      HCA Inc., Term Loan B-1, 4.946%, 11/18/13 ..................................  United States      4,111,534          3,787,385
      Health Management Associates Inc., Term Loan B, 6.58%, 2/28/14 .............  United States      1,531,739          1,334,289
      Iasis Healthcare LLC,
         Delayed Draw Term Loan, 4.704% - 5.075%, 3/14/14 ........................  United States        480,176            436,961
         Initial Term Loan, 5.244%, 3/14/14 ......................................  United States      1,394,776          1,269,246
         Synthetic L/C, 6.631%, 3/14/14 ..........................................  United States        128,047            116,523
      Vanguard Health Holding Co. II LLC, Replacement Term Loan,
         4.954%, 9/23/11 . .......................................................  United States      1,588,030          1,477,530
                                                                                                                       ------------
                                                                                                                         17,080,077
                                                                                                                       ------------

      HEALTH TECHNOLOGY 1.6%
      Bausch and Lomb Inc.,
       (g) Delayed Draw Term Loan, 5.946%, 4/28/15 ...............................  United States         70,000             68,131
         Parent Term Loan B, 5.946%, 4/28/15 .....................................  United States        558,600            543,683
      DJO Finance LLC, Term Loan B, 5.696%, 5/20/14 ..............................  United States      2,743,125          2,605,969
      Mylan Inc., Term Loan B, 5.938% - 6.25%, 10/02/14 ..........................  United States      2,194,500          2,121,122
                                                                                                                       ------------
                                                                                                                          5,338,905
                                                                                                                       ------------

      INDUSTRIAL SERVICES 1.1%
      Allied Waste North America Inc.,
         Credit Link, 4.50%, 3/28/14 .............................................  United States        965,857            914,666
         Term Loan B, 4.06% - 4.59%, 3/28/14 .....................................  United States      1,606,459          1,521,317
      URS Corp., Term Loan B, 5.421%, 5/15/13 ....................................  United States      1,468,712          1,465,958
                                                                                                                       ------------
                                                                                                                          3,901,941
                                                                                                                       ------------

                               20 | Annual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2008 (CONTINUED)

                                                                                      COUNTRY     PRINCIPAL AMOUNT (a)     VALUE
                                                                                   -------------- --------------------  ------------
      LONG TERM INVESTMENTS (CONTINUED)
(b,e) SENIOR FLOATING RATE INTERESTS (CONTINUED)

      PROCESS INDUSTRIES 6.5%
      Celanese U.S. Holdings LLC, Dollar Term Loan, 6.229%, 4/02/14 ..............  United States      4,000,000        $  3,740,000
      Georgia-Pacific Corp.,
         Additional Term Loan, 4.446% - 4.74%, 12/20/12 ..........................  United States      1,678,226           1,538,631
         Term Loan B, 4.446% - 4.835%, 12/20/12 ..................................  United States      2,443,750           2,255,630
      Graphic Packaging International Inc., Term Loan B, 5.331% -
         6.729%, 5/16/14 . .......................................................  United States      1,500,000           1,339,791
      Hexion Specialty Chemicals BV, Term Loan C-2, 5.00%, 5/03/13 ...............   Netherlands         703,279             655,149
      Hexion Specialty Chemicals Inc., Term Loan C-1, 7.00%, 5/03/13 .............  United States      3,245,747           3,023,618
      Huntsman International LLC, Term Loan B, 4.428%, 4/19/14 ...................  United States      2,711,000           2,611,881
      Ineos U.S. Finance LLC,
         Term Loan B2, 4.885%, 12/16/13 ..........................................  United States        392,000             361,253
         Term Loan C2, 5.385%, 12/23/14 ..........................................  United States        392,000             354,807
      Nalco Co., Term Loan B, 4.75% - 6.48%, 11/04/10 ............................  United States      1,343,428           1,311,042
      NewPage Corp., Term Loan, 8.75%, 12/22/14 ..................................  United States        846,472             829,660
      Oxbow Carbon LLC,

         Delayed Draw Term Loan, 4.704%, 5/08/14 .................................  United States        239,799             212,222
         Term Loan B, 4.704% - 5.75%, 5/08/14 ....................................  United States      2,674,113           2,366,590
      Verso Paper Holdings LLC, Term Loan B, 4.446%, 8/01/13 .....................  United States      1,909,618           1,707,518
                                                                                                                        ------------
                                                                                                                          22,307,792
                                                                                                                        ------------

      PRODUCER MANUFACTURING 6.4%
      Allison Transmission, Term Loan B, 5.74% - 5.75%, 8/07/14 ..................  United States      2,493,750           2,198,064
      Cooper Standard Automotive Inc., Term Loan D, 5.25%, 12/23/11 ..............  United States        879,750             781,068
      Dresser Inc., Term Loan B, 5.204% - 5.565%, 5/04/14 ........................  United States      1,571,385           1,478,411
      Goodman Global Holdings Co. Inc., Term Loan B, 7.50%, 2/13/14 ..............  United States      3,300,000           3,219,563
      GPS CCMP Merger Corp. (Generac), Term Loan B, 7.203%, 11/09/13 .............  United States      1,687,699           1,355,784
      Nortek Inc., Term Loan, 5.35%, 8/27/11 .....................................  United States      1,439,965           1,256,427
      Oshkosh Corp.,
         Term Loan A, 4.51%, 12/06/11 ............................................  United States        875,000             805,000
         Term Loan B, 4.76%, 12/06/13 ............................................  United States      2,863,750           2,673,491
      RBS Global Inc. (Rexnord Corp.), Term Loan, 5.099% - 6.426%,
         7/22/13 .................................................................  United States      3,000,000           2,737,500
      Sensus Metering Systems Inc.,
         Term Loan B1, 4.654% - 6.901%, 12/17/10 .................................  United States      2,084,295           1,859,399
         Term Loan B2, 6.901%, 12/17/10 ..........................................   Luxembourg          143,778             128,264
      TriMas Co. LLC,
         Term Loan B, 5.494%, 8/02/13 ............................................  United States      1,592,671           1,374,618
         Tranche B-1 L/C, 7.086%, 8/02/13 ........................................  United States        373,136             323,886
      TRW Automotive Inc., Tranche B-1 Term Loan, 4.625% - 4.688%,
         2/09/14 .................................................................  United States      1,912,909           1,809,293
                                                                                                                        ------------
                                                                                                                          22,000,768
                                                                                                                        ------------

      REAL ESTATE DEVELOPMENT 0.4%
      CB Richard Ellis Services Inc., Term Loan B, 4.036%, 12/20/13 ..............  United States      1,730,909           1,521,036
                                                                                                                        ------------

                                        21 | Annual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2008 (CONTINUED)

                                                                                      COUNTRY     PRINCIPAL AMOUNT (a)     VALUE
                                                                                    ------------  -------------------- ------------
      LONG TERM INVESTMENTS (CONTINUED)
(b,e) SENIOR FLOATING RATE INTERESTS (CONTINUED)
      TECHNOLOGY SERVICES 1.0%
      SunGard Data Systems Inc., New U.S. Term Loan, 4.878%, 2/28/14 .............  United States      3,824,028       $  3,559,822
                                                                                                                       ------------

      UTILITIES 2.3%
      Dynegy Holdings Inc.,
         Term L/C Facility, 4.204%, 4/02/13 ......................................  United States      2,923,913          2,700,965
         Term Loan B, 4.683%, 4/02/13 ............................................  United States         75,707             69,934
      NRG Energy Inc.,
         Credit Link, 2.596%, 2/01/13 ............................................  United States        819,782            769,115
         Term Loan, 4.196%, 2/01/13 ..............................................  United States      1,683,471          1,579,422
      Texas Competitive Electric Holdings Co. LLC, Term Loan B-2, 6.478%
         - 6.596%, 10/10/14 ......................................................  United States      2,992,500          2,732,356
                                                                                                                       ------------
                                                                                                                          7,851,792
                                                                                                                       ------------
      TOTAL SENIOR FLOATING RATE INTERESTS (COST $ 217,961,970)                                                         200,883,069
                                                                                                                       ------------

      FOREIGN GOVERNMENT AND AGENCY SECURITIES 5.3%
      European Investment Bank, 4.50%, 5/15/13 ...................................  Supranational      1,680,000 NOK        322,989
(b,h) Government of Argentina, FRN, 3.092%, 8/03/12 ..............................    Argentina        3,950,000          2,091,036
      Government of Malaysia,

         6.45%, 7/01/08 ..........................................................     Malaysia        1,400,000 MYR        440,976
         7.00%, 3/15/09 ..........................................................     Malaysia        1,500,000 MYR        484,712
         3.756%, 4/28/11 .........................................................     Malaysia        7,510,000 MYR      2,369,819
      Government of Norway,

         5.50%, 5/15/09 ..........................................................      Norway         3,360,000 NOK        662,668
         6.00%, 5/16/11 ..........................................................      Norway         3,850,000 NOK        787,421
      Government of Poland, 6.00%, 5/24/09 .......................................      Poland         5,645,000 PLN      2,526,536
      Government of Singapore, 5.625%, 7/01/08 ...................................    Singapore        2,150,000 SGD      1,580,338
      Government of Sweden,

         6.50%, 5/05/08 ..........................................................      Sweden        15,600,000 SEK      2,629,479
         5.00%, 1/28/09 ..........................................................      Sweden         2,800,000 SEK        474,171
      Korea Treasury Bond, 5.25%, 9/10/12 ........................................   South Korea   3,600,000,000 KRW      3,654,667
                                                                                                                       ------------

      TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
      (COST $ 16,955,432).........................................................                                       18,024,812
                                                                                                                       ------------
      TOTAL LONG TERM INVESTMENTS (COST $ 547,763,524)............................                                      520,348,418
                                                                                                                       ------------

      SHORT TERM INVESTMENTS 2.5%

      FOREIGN GOVERNMENT AND AGENCY SECURITIES 0.7%
 (i)  Egypt Treasury Bills, 7/01/08 - 12/16/08 .................................       Egypt           9,150,000 EGP      1,598,716
 (i)  Government of Sweden, Strip, 6/18/08 - 9/17/08 . .........................       Sweden          5,550,000 SEK        922,965
 (i)  Malaysia Treasury Bill, 6/06/08 ..........................................      Malaysia           800,000 MYR        248,551
 (i)  Norway Treasury Bills, 6/18/08 - 9/17/08 .................................       Norway            340,000 NOK         65,515
                                                                                                                     ------------

    TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
    (COST $ 2,673,751)..........................................................                                        2,835,747
                                                                                                                     ------------
    TOTAL INVESTMENTS BEFORE MONEY MARKET FUND
    (COST $ 550,437,275)........................................................                                      523,184,165
                                                                                                                     ------------

                               22 | Annual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2008 (CONTINUED)

                                                                        COUNTRY       SHARES         VALUE
                                                                     -------------   ---------   --------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MONEY MARKET FUND (COST $6,181,210) 1.8%

(j) Franklin Institutional Fiduciary Trust Money Market Portfolio,
       2.50% .....................................................   United States   6,181,210   $    6,181,210
                                                                                                 --------------
    TOTAL INVESTMENTS (COST $556,618,485) 153.9% .................                                  529,365,375
    PREFERRED SHARES (55.2)%                                                                       (190,000,000)
    NET UNREALIZED GAIN ON FORWARD EXCHANGE CONTRACTS 0.0%k ......                                      154,989
    OTHER ASSETS, LESS LIABILITIES 1.3% ..........................                                    4,489,678
                                                                                                 --------------
    NET ASSETS APPLICABLE TO COMMON SHARES 100.0% ................                               $  344,010,042
                                                                                                 ==============

CURRENCY ABBREVIATIONS
EGP     -  Egyptian Pound
KRW     -  South Korean Won
MYR     -  Malaysian Ringgit
NOK     -  Norwegian Krone
PLN     -  Polish Zloty
SEK     -  Swedish Krona
SGD     -  Singapore Dollar

SELECTED PORTFOLIO ABBREVIATIONS
FHLMC   -  Federal Home Loan Mortgage Corp.
FNMA    -  Federal National Mortgage Association
FRN     -  Floating Rate Note
GNMA    -  Government National Mortgage Association
L/C     -  Letter of Credit
PIK     -  Payment-In-Kind
SF      -  Single Family

----------

(a)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(b)   The coupon rate shown represents the rate at period end.

(c) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At March 31, 2008, the aggregate value of these securities were $17,301,318, representing 5.03% of net assets.

(d)   Income may be received in additional securities and/or cash.

(e)   See Note 1(f) regarding senior floating rate interests.

(f) A portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(c).

(g)   See Note 11 regarding unfunded loan commitments.

(h) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(i)   The security is traded on a discount basis with no stated coupon rate.

(j) See Note 8 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(k)   Rounds to less than 0.1% of net assets.

   The accompanying notes are an integral part of these financial statements.

                               23 | Annual Report

Franklin Templeton
Limited Duration Income Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2008

Assets:
  Investments in securities:
    Cost - Unaffiliated issuers ............................     $ 550,437,275
    Cost - Sweep Money Fund (Note 8) .......................         6,181,210
                                                                 -------------
    Total cost of investments ..............................     $ 556,618,485
                                                                 =============
    Value - Unaffiliated issuers ...........................     $ 523,184,165
    Value - Sweep Money Fund (Note 8) ......................         6,181,210
                                                                 -------------
    Total value of investments .............................       529,365,375
  Cash .....................................................         1,343,084
  Receivables:
    Investment securities sold .............................         2,271,702
    Interest ...............................................         5,465,014
Unrealized gain on forward exchange contracts (Note 9) .....           289,046
                                                                 -------------
      Total assets .........................................       538,734,221
                                                                 -------------
Liabilities:
  Payables:
    Investment securities purchased ........................         1,819,620
    Affiliates .............................................           314,165
    Distributions to common shareholders ...................         2,248,997
  Unrealized loss on forward exchange contracts (Note 9) ...           134,057
  Unrealized loss on unfunded loan commitments (Note 11) ...            49,798
  Accrued expenses and other liabilities ...................           157,542
                                                                 -------------
      Total liabilities ....................................         4,724,179
                                                                 -------------
Preferred shares at redemption value [$25,000 liquidation
 preference per share (7,600 shares outstanding)] ..........       190,000,000
                                                                 -------------
        Net assets applicable to common shares .............     $ 344,010,042
                                                                 =============
Net assets applicable to common shares consist of:
  Paid-in capital ..........................................     $ 380,504,435
  Distributions in excess of net investment income                  (2,788,434)
  Net unrealized appreciation (depreciation) ...............       (27,112,448)
  Accumulated net realized gain (loss) .....................        (6,593,511)
                                                                 -------------
        Net assets applicable to common shares .............     $ 344,010,042
                                                                 =============
Common shares outstanding ..................................        26,773,772
                                                                 =============
Net asset value per common share ...........................     $       12.85
                                                                 =============

   The accompanying notes are an integral part of these financial statements.

                               24 | Annual Report

Franklin Templeton
Limited Duration Income Trust

FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF OPERATIONS
for the year ended March 31, 2008

Investment income:
  Dividends - Sweep Money Fund (Note 8) ..................................    $     407,254
  Interest (net of foreign taxes of $ 24,572) ............................       38,556,149
                                                                              -------------
      Total investment income ............................................       38,963,403
                                                                              -------------
Expenses:
  Management fees (Note 4) ...............................................        2,748,132
  Administrative fees (Note 4) ...........................................        1,111,728
  Transfer agent fees ....................................................           73,877
  Custodian fees (Note 5) ................................................           34,419
  Reports to shareholders ................................................           52,163
  Professional fees ......................................................           60,446
  Trustees' fees and expenses ............................................           36,745
  Auction agent fees and expenses ........................................          485,032
  Other ..................................................................           83,349
                                                                              -------------
      Total expenses .....................................................        4,685,891
      Expense reductions (Note 5) ........................................          (20,822)
                                                                              -------------
        Net expenses .....................................................        4,665,069
                                                                              -------------
          Net investment income ..........................................       34,298,334
                                                                              -------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
    Investments ..........................................................       (2,473,348)
    Foreign currency transactions ........................................          370,256
                                                                              -------------
          Net realized gain (loss) .......................................       (2,103,092)
                                                                              -------------
  Net change in unrealized appreciation (depreciation) on:
    Investments ..........................................................      (32,751,074)
    Translation of assets and liabilities denominated
     in foreign currencies ...............................................           30,567
                                                                              -------------
          Net change in unrealized appreciation (depreciation) ...........      (32,720,507)
                                                                              -------------
Net realized and unrealized gain (loss) ..................................      (34,823,599)
                                                                              -------------
Net increase (decrease) in net assets resulting from operations ..........         (525,265)
Distributions to preferred shareholders from net investment income .......       (9,781,438)
                                                                              -------------
Net increase (decrease) in net assets applicable to common
shares resulting from operations .........................................    $ (10,306,703)
                                                                              =============

   The accompanying notes are an integral part of these financial statements.

                               25 | Annual Report

Franklin Templeton
Limited Duration Income Trust

FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     YEAR ENDED MARCH 31,
                                                                                                ------------------------------
                                                                                                    2008              2007
                                                                                                -------------    -------------
Increase (decrease) in net assets:
    Operations:
       Net investment income ...............................................................    $  34,298,334    $  35,221,748
       Net realized gain (loss) from investments and foreign currency transactions .........       (2,103,092)       2,328,409
       Net change in unrealized appreciation (depreciation) on investments and
        translation of assets and liabilities denominated in foreign currencies ............      (32,720,507)       2,190,349
       Distribution to preferred shareholders from net investment income ...................       (9,781,438)      (9,492,218)
                                                                                                -------------    -------------
              Net increase (decrease) in net assets applicable to common shares resulting
                 from operations ...........................................................      (10,306,703)      30,248,288
                                                                                                -------------    -------------
    Distributions to common shareholders from net investment income ........................      (26,986,555)     (27,514,958)
    Capital share transactions from reinvestment of distributions (Note 2) .................          490,071               --
                                                                                                -------------    -------------
              Net increase (decrease) in net assets ........................................      (36,803,187)       2,733,330
Net assets applicable to common shares:
    Beginning of year ......................................................................      380,813,229      378,079,899
                                                                                                -------------    -------------
    End of year ............................................................................    $ 344,010,042    $ 380,813,229
                                                                                                =============    =============
Distributions in excess of net investment income included in net assets:
    End of year ............................................................................    $  (2,788,434)   $  (2,834,292)
                                                                                                =============    =============

   The accompanying notes are an integral part of these financial statements.

                               26 | Annual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Limited Duration Income Trust (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a diversified, closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

                               27 | Annual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

                               28 | Annual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. MORTGAGE DOLLAR ROLLS

The Fund enters into mortgage dollar rolls, typically on a to-be-announced (TBA) basis. Mortgage dollar rolls are agreements between the fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the fund upon entering into the mortgage dollar roll. In addition, the Fund may earn interest on the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

F. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

                               29 | Annual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of March 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to common shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. GUARANTEES AND INDEMNIFICATIONS

Under Franklin Templeton Limited Duration Income Trust's (Trust) organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future

                               30 | Annual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. GUARANTEES AND INDEMNIFICATIONS (CONTINUED)

claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2008, there were 28,290,000 common shares authorized (without par value). During the year ended March 31, 2008, there were 34,261 shares issued for $490,071 from reinvested distributions. During the year ended March 31, 2007, there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

3. AUCTION RATE PREFERRED SHARES

On November 7, 2003 the Fund issued 2,534 Preferred Shares Series M, 2,533 Preferred Shares Series W and 2,533 Preferred Shares Series F, each with a $25,000 liquidation preference per share totaling $190,000,000. Dividends to preferred shareholders are cumulative and are declared weekly, at rates established through an auction process. During the year ended March 31, 2008, the dividends on Preferred Shares ranged from 3.65% to 6.15%. The weekly auctions for Series M, W and F have failed since February 13, 2008; consequently, the dividend rate paid on the preferred shares has moved to the maximum rate as defined in the prospectus.

The Fund is required to maintain, on a weekly basis, a specified discounted value of its portfolio in compliance with guidelines established by Fitch Ratings and Moody's Investor Services Inc., and is required to maintain asset coverage for the Preferred Shares of at least 200%.

The Preferred Shares are redeemable by the Fund at any time and are subject to mandatory redemption if the asset coverage or discounted value requirements are not met. During the year ended March 31, 2008, all requirements were met.

4. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                             AFFILIATION
---------------------------------------------    ----------------------
Franklin Advisers, Inc. (Advisers)               Investment manager
Franklin Templeton Services, LLC (FT Services)   Administrative manager

                               31 | Annual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Fund pays an investment management fee and administrative fee to Advisers and FT Services of 0.50% and 0.20%, respectively, per year of the average daily managed assets. Managed assets are defined as the Fund's gross asset value minus the sum of accrued liabilities, other than the liquidation value of the preferred shares and other financial leverage.

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At March 31, 2008, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
   2014 ..............................   $   601,751
   2015 ..............................       895,576
   2016 ..............................       703,562
                                         -----------
                                         $ 2,200,889
                                         ===========

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At March 31, 2008, the Fund deferred realized capital losses of $4,369,429.

The tax character of distributions paid during the years ended March 31, 2008 and 2007, was as follows:

                                              2008           2007
                                          ------------   ------------
Distributions paid from ordinary income   $ 36,767,993   $ 37,007,176

At March 31, 2008, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ......................................    $ 557,938,270
                                                              =============
Unrealized appreciation ..................................    $   4,345,897
Unrealized depreciation ..................................      (32,918,792)
                                                              -------------
Net unrealized appreciation (depreciation) ...............    $ (28,572,895)
                                                              =============
Distributable earnings - undistributed ordinary income ...    $     912,143
                                                              =============

                               32 | Annual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. INCOME TAXES (CONTINUED)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, mortgage dollar rolls, paydown losses, payments-in-kind, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2008, aggregated $259,419,990 and $258,945,374, respectively.

8. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

9. FORWARD EXCHANGE CONTRACTS

At March 31, 2008, the Fund had the following forward exchange contracts outstanding:

                                                                       CONTRACT      SETTLEMENT   UNREALIZED   UNREALIZED
                                                                       AMOUNT (a)       DATE         GAIN         LOSS
                                                                   ---------------   ----------   ----------   ----------
CONTRACTS TO SELL
1,905,000,000 South Korean Won ...............................       2,195,257 CHF     2/13/09    $  275,504   $       --
    1,980,000 EURO ...........................................       2,964,515         3/04/09            --     (106,813)
      990,000 EURO ...........................................     150,663,150 JPY     3/05/09            --       (3,204)
      990,000 EURO ...........................................     152,260,020 JPY     3/09/09        13,542           --
      975,000 EURO ...........................................       1,487,509         3/16/09            --      (24,040)
Unrealized gain (loss) on forward exchange contracts .........                                       289,046     (134,057)
  Net unrealized gain (loss) on forward exchange contracts ...                                    $  154,989

----------

(a)   In U.S. Dollar unless otherwise indicated.

CURRENCY ABBREVIATIONS
CHF  -  Swiss Franc
JPY  -  Japanese Yen

                               33 | Annual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

10. CREDIT RISK

The Fund has 62.10% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

11. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At March 31, 2008, unfunded commitments were as follows:

                                                                 UNFUNDED
BORROWER                                                        COMMITMENT
----------------------------------------------------------      ----------
Bausch and Lomb Inc., Delayed Draw Term Loan .............      $   70,000
Community Health Systems Inc., Delayed Draw Term Loan ....         125,290
Laureate Education Inc., Delayed Draw Term Loan ..........         348,387
Univision Communications Inc., Delayed Draw Term Loan ....          93,960
                                                                $  637,637

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.

12. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the U.S. Securities and Exchange Commission (SEC), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (marketing support), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the Company), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On May 9, 2008, the SEC approved a final plan of distribution for the Company's market timing settlement. Disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

                               34 | Annual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

12. REGULATORY AND LITIGATION MATTERS (CONTINUED)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Funds, it is committed to making the Funds or their shareholders whole, as appropriate.

13. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

14. SUBSEQUENT EVENT

On May 20, 2008, the Fund's Board of Trustees approved a plan to redeem $100,000,000 of the Fund's auction rate preferred shares, to be funded through the use of mortgage dollar rolls. The partial redemption will be offered on a pro rata basis across the three series of preferred shares and is anticipated to be completed in June 2008.

                               35 | Annual Report

Franklin Templeton
Limited Duration Income Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Templeton Limited Duration Income Trust (the "Fund") at March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 20, 2008

                               36 | Annual Report

Franklin Templeton
Limited Duration Income Trust

TAX DESIGNATION (UNAUDITED)

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $30,994,527 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2008.

                               37 | Annual Report

Franklin Templeton
Limited Duration Income Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves a three-year term until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                           LENGTH OF         FUND COMPLEX OVERSEEN
    AND ADDRESS                POSITION      TIME SERVED          BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)        Trustee       Since 2003        143                        Bar-S Foods (meat packing
One Franklin Parkway                                                                      company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and
Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
---------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)       Trustee      Since 2003        122                         None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired; and FORMERLY, Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS)
(1971-January 2008); member and Chairman of the Board, Sutter Community
Hospitals; member, Corporate Board, Blue Shield of California; and Chief
Counsel, California Department of Transportation.
---------------------------------------------------------------------------------------------------------------------------------
SAM GINN (1937)                Trustee      Since 2007        122                         Chevron Corporation (global energy
One Franklin Parkway                                                                      company) and ICO Global
San Mateo, CA 94403-1906                                                                  Communications (Holdings) Limited
                                                                                          (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC
(wireless company); Chairman of the Board and Chief Executive Officer, AirTouch
Communications (cellular communications) (1993-1998) and Pacific Telesis Groups
(telephone holding company) (1988-1994).
---------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)        Trustee      Since 2005        143                         Hess Corporation (exploration and
One Franklin Parkway                                                                      refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906                                                                  Company (processed foods and
                                                                                          allied products), RTI International
                                                                                          Metals, Inc. (manufacture and
                                                                                          distribution of titanium), Canadian
                                                                                          National Railway (railroad) and White
                                                                                          Mountains Insurance Group, Ltd.
                                                                                          (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993);
General Counsel to the United States Treasury Department (1989-1990); and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public
Liaison-United States Treasury Department (1988-1989).
---------------------------------------------------------------------------------------------------------------------------------

                               38 | Annual Report

                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                           LENGTH OF         FUND COMPLEX OVERSEEN
    AND ADDRESS                POSITION      TIME SERVED          BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)       Trustee       Since 2003        122                        Center for Creative Land Recycling
One Franklin Parkway                                                                      (brownfield redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman,
Peregrine Venture Management Company (venture capital).
---------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)          Trustee      Since 2005         143                        Hess Corporation (exploration and
One Franklin Parkway                                                                      refining of oil and gas) and Sentient
San Mateo, CA 94403-1906                                                                  Jet (private jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and FORMERLY,
Chairman of the Board, President and Chief Executive Officer, UAL Corporation
(airlines).
---------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)       Trustee      Since 2007         143                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary,
PepsiCo, Inc. (consumer products); and FORMERLY, Director, Delta Airlines
(aviation) (2003-2005) and Providian Financial Corp. (credit card provider)
(1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting
Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).
---------------------------------------------------------------------------------------------------------------------------------
JOHN B. WILSON (1959)          Lead           Trustee since     122                       None
One Franklin Parkway           Independent    2006 and Lead
San Mateo, CA 94403-1906       Trustee        Independent
                                              Trustee since
                                              January 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief
Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000);
Chief Financial Officer and Executive Vice President - Finance and Strategy,
Staples, Inc. (office supplies) (1992-1996); Executive Vice President -
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice
President and Partner, Bain & Company (1986-1990).
---------------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS


                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF        FUND COMPLEX OVERSEEN
    AND ADDRESS                  POSITION     TIME SERVED         BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)     Trustee and   Since 2003       143                        None
One Franklin Parkway            Chairman of
San Mateo, CA 94403-1906        the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin
Resources, Inc.; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin
Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------------

                               39 | Annual Report

                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF        FUND COMPLEX OVERSEEN
    AND ADDRESS                  POSITION      TIME SERVED         BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)  Trustee and   Since 2003       56                         None
One Franklin Parkway             Senior Vice
San Mateo, CA 94403-1906         President

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior
Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 44 of the investment companies in Franklin Templeton
Investments.
---------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)          Chief          Since 2004      Not Applicable              Not Applicable
One Franklin Parkway           Compliance
San Mateo, CA 94403-1906       Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of
Compliance, Franklin Resources, Inc. (1994-2001).
---------------------------------------------------------------------------------------------------------------------------------
LAURA F. FERGERSON (1962)      Treasurer,       Treasurer since      Not Applicable        Not Applicable
One Franklin Parkway           Chief Financial  2004, Chief
San Mateo, CA 94403-1906       Officer and      Financial Officer
                               Chief            and Chief
                               Accounting       Accounting Officer
                               Officer          since February
                                                2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director
and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004);
Assistant Treasurer of most of the investment companies in Franklin Templeton
Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
---------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Vice President   Since February 2008      Not Applicable  Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton
Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.
---------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)           Vice President   Since 2003     Not Applicable          Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin Resources, Inc.; and officer of
46 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------------

                                40 | Annual Report

                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF       FUND COMPLEX OVERSEEN
    AND ADDRESS                POSITION        TIME SERVED        BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
Gregory E. Johnson (1961)      Vice President  Since 2003      Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, President and Chief Executive Officer, Franklin Resources, Inc.;
President, Templeton Worldwide, Inc.; Director, Templeton Asset Management Ltd.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER J. MOLUMPHY (1962)   President     Since 2003     Not Applicable              Not Applicable
One Franklin Parkway             and Chief
San Mateo, CA 94403-1906         Executive
                                 Officer  -
                                 Investment
                                 Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director and Executive Vice President, Franklin Advisers, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)       Vice President    Since 2006     Not Applicable            Not Applicable
One Franklin Parkway           and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of
30 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)           Vice President  Since 2005     Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner,
Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
---------------------------------------------------------------------------------------------------------------------------------

                              41 | Annual Report

                                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                       LENGTH OF          FUND COMPLEX OVERSEEN
    AND ADDRESS                  POSITION                TIME SERVED           BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Senior Vice             Since February     Not Applicable             Not Applicable
500 East Broward Blvd.           President               2008
Suite 2100                       and Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer  -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director,
RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987
and 1991-2004).
---------------------------------------------------------------------------------------------------------------------------------

-----------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES OR THE LISTING STANDARDS APPLICABLE TO THE FUND.

                               42 | Annual Report

Franklin Templeton
Limited Duration Income Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 25, 2008, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Franklin Templeton Limited Duration Income Trust (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports on the Fund, information on its share price discount to net asset value, and other related financial information, as well as periodic reports on legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant, and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund

                               43 | Annual Report

Franklin Templeton
Limited Duration Income Trust

SHAREHOLDER INFORMATION (CONTINUED)

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the level of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper report furnished for the agreement renewals. The Lipper report prepared for the Fund showed its investment performance in comparison with a performance universe consisting of the Fund and six other leveraged closed-end BBB-rated corporate debt funds as selected by Lipper during 2007, 2006, 2005 and 2004, being the Fund's first four full years of operation. Such report considers both income return and total return on a net asset value basis without regard to market discounts or premiums to accurately reflect investment performance. The Lipper report showed the Fund's 2007 income return was above the median of such performance universe and on an annualized basis was at the median of such universe for the four-year period ended December 31, 2007. The Lipper report showed the Fund's 2007 total return was the second-lowest in such performance universe, but on an annualized basis was within three basis points of the median of such universe for the four-year period ended December 31, 2007. The Board felt such performance was acceptable in view of the Fund's investment mandate to invest in securities with limited interest rate sensitivities with at least 50 percent of its assets being invested in high yield corporate bonds and corporate bank loans.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with a Lipper expense group consisting of the Fund and four other leveraged closed-end BBB-rated corporate debt funds as selected by Lipper. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other fund groups. In reviewing comparative costs, emphasis was

                               44 | Annual Report

Franklin Templeton
Limited Duration Income Trust

SHAREHOLDER INFORMATION (CONTINUED)

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

given to the Fund's contractual investment management fee rate in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of contractual investment management fees. The results of such expense comparisons showed that the Fund's contractual investment management fee rate and total expense ratios were both the second highest in its Lipper expense group, but that the Fund's contractual investment management expense ratio was within 10 basis points of the Lipper expense group median, and its total expense ratio was less than half a basis point above its Lipper expense group median. The Board found such expenses to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, such cost allocation methodology was consistent with that followed in profitability report presentations made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

                               45 | Annual Report

Franklin Templeton
Limited Duration Income Trust

SHAREHOLDER INFORMATION (CONTINUED)

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

ECONOMIES OF SCALE. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a manager's ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders and intends to monitor future growth of the Fund accordingly.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

                                46 | Annual Report

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[FRANKLIN TEMPLETON INVESTMENTS LOGO]           One Franklin Parkway
                                                San Mateo, CA 94403-1906

ANNUAL REPORT
FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.
 1-800/DIAL BEN (R)

TRANSFER AGENT

PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FTF A2008 05/08


PAGE






ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $41,205 for the fiscal year ended March 31, 2008 and $31,437 for the fiscal year ended March 31, 2007.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $11,903 for the fiscal year ended March 31, 2008 and $10,920 for the fiscal year ended March 31, 2007. The services for which fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended March 31, 2008 and $46,000 for the fiscal year ended March 31, 2007. The services for which these fees were paid included tax compliance and advice.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2008 and $213 for the fiscal year ended March 31, 2007. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2008 and $175,648 for the fiscal year ended March 31, 2007. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $11,903 for the fiscal year ended March 31, 2008 and $232,781 for the fiscal year ended March 31, 2007.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are: Robert F. Carlson,  Frank W.T. LaHaye, Frank
A. Olson and John B. Wilson.


ITEM 6. SCHEDULE OF INVESTMENTS.            N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund with a recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board of trustees or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on Sections 12(d)(1) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to the Fund's governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the fund's shares.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of May 30, 2008 the portfolio managers of the Fund are as follows:

Roger Bayston, CFA, Richard Hsu, Christopher Molumphy, CFA and Eric G. Takaha, CFA, serve as the portfolio management team responsible for managing the Fund's portfolio investment. Each of them has experience managing Franklin mutual funds and private accounts.

Mr. Bayston has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 1991.

Mr. Hsu has been a portfolio manager of the Fund since 2006. He joined Franklin Templeton Investments in 1996.

Mr. Molumphy has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 1988.

Mr. Takaha has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 1989.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended March 31, 2008.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:


-------------------------------------------------------------------------------------------------------------
                                   ASSETS                           ASSETS OF
                   NUMBER          OF OTHER                         OTHER POOLED                    ASSETS OF
                  OF OTHER        REGISTERED        NUMBER OF       INVESTMENTS                     OTHER
                 REGISTERED       INVESTMENT       OTHER POOLED     VEHICLES       NUMBER OF        ACCOUNTS
                 INVESTMENT       COMPANIES        INVESTMENT       MANAGED        OTHERS          MANAGED
                 COMPANIES        MANAGED          VEHICLES        (X $1           ACCOUNTS         (X $1
NAME              MANAGED        (x $1 MILLION)      MANAGED/1      MILLION)/1      MANAGED/1       MILLION)/1
--------------------------------------------------------------------------------------------------------------

Roger Bayston
                    6              8,661.9             4             3,289.0            0              0
-----------------------------------------------------------------------------------------------------------------
Richard Hsu         1              1,396.0             2               496.9            0              0
-----------------------------------------------------------------------------------------------------------------
Christopher         9              9,483.2             5             1,088.8            2            390.2
Molumphy
-----------------------------------------------------------------------------------------------------------------
Eric G. Takaha      6              6,922.1             4               718.7            3            43.3
-----------------------------------------------------------------------------------------------------------------

1. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual manager listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

         BASE SALARY Each portfolio manager is paid a base salary.

         ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

o RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

     ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager as of March 31, 2008 (such amounts may change from time to time):

         ---------------------------------------------------------------------
                                               Dollar Range of Fund Shares
             Portfolio Manager                     Beneficially Owned
         ---------------------------------------------------------------------
         Roger Bayston                                      None
         ---------------------------------------------------------------------
         Richard Hsu                                        None
         ---------------------------------------------------------------------
         Christopher Molumphy                               None
         ---------------------------------------------------------------------
         Eric G. Takaha                                     None
         ---------------------------------------------------------------------


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 12. EXHIBITS.

(A) (1) Code of Ethics

(A) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura
F. Fergerson, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLTON LIMITED DURATION INCOME TRUST

By /s/GALEN G. VETTER
  ----------------------------
   Galen G. Vetter
   Chief Executive Officer -
     Finance and Administration
   Date May 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/GALEN G. VETTER
  ----------------------------
   Galen G. Vetter
   Chief Executive Officer -
     Finance and Administration
   Date May 27, 2008

By /s/LAURA F. FERGERSON
  ---------------------------
   Laura F. Fergerson
   Chief Financial Officer and
   Chief Accounting Officer
   Date May 27, 2008